Exhibit 10.3

Execution Version

CONSENT SUPPORT AGREEMENT

THIS CONSENT SUPPORT AGREEMENT DOES NOT CONSTITUTE, AND SHALL NOT BE DEEMED, A SOLICITATION WITH RESPECT TO ANY SECURITIES. ANY SUCH SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS. NOTHING CONTAINED IN THIS CONSENT SUPPORT AGREEMENT SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE ON THE TERMS DESCRIBED HEREIN, DEEMED BINDING ON ANY OF THE PARTIES HERETO.

THIS CONSENT SUPPORT AGREEMENT DOES NOT PURPORT TO SUMMARIZE ALL OF THE TERMS, CONDITIONS, REPRESENTATIONS, WARRANTIES, AND OTHER AGREEMENTS WITH RESPECT TO THE TRANSACTIONS DESCRIBED IN THIS CONSENT SUPPORT AGREEMENT, WHICH TRANSACTIONS WILL BE SUBJECT TO THE EXECUTION OF THE DEFINITIVE DOCUMENTS INCORPORATING THE TERMS AND CONDITIONS SET FORTH IN THIS CONSENT SUPPORT AGREEMENT AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS.

This Consent Support Agreement (this “Agreement”), dated as of August 4, 2025, is entered into by and among Finance of America Funding LLC (“FOA Funding”), Finance of America Equity Capital LLC (“FOA Equity Capital”), Finance of America Holdings LLC, Incenter LLC, Finance of America Mortgage LLC, Finance of America Reverse LLC, and MM Risk Retention LLC (collectively, the “Companies”), and each of the undersigned holders of, or the investment advisor, sub-advisor or manager to a beneficial or legal holder or holders of (and in such capacity having the power to direct the voting and disposition of the notes held by such holder(s)) (a) the 7.875% Senior Secured Notes due 2026 (the “Senior Secured Notes”) and (b) the 10.000% Exchangeable Senior Secured Notes due 2029 (the “Exchangeable Notes” and together with the Senior Secured Notes, the “Notes”) (each, a “Consenting Noteholder” and, collectively, together with any other party that joins this Agreement by Joinder, the “Consenting Noteholders” and together with the Companies, the “Parties”).

WHEREAS, FOA Funding issued $195,783,947 aggregate principal amount of the Senior Secured Notes pursuant to that certain Indenture, dated as of October 31, 2024, by and between FOA Funding, as Issuer, FOA Equity Capital, as Parent Guarantor, the subsidiary guarantors thereunder, and U.S. Bank Trust Company, National Association, as trustee and as collateral trustee (as amended and supplemented to the date hereof, the “Secured Notes Indenture”);

WHEREAS, FOA Funding issued $146,793,000 aggregate principal amount of the Exchangeable Notes pursuant to that certain Indenture, dated as of October 31, 2024, by and between FOA Funding, as Issuer, FOA Equity Capital, as Parent Guarantor, the subsidiary guarantors thereunder, and U.S. Bank Trust Company, National Association, as trustee and as collateral trustee (as amended and supplemented to the date hereof, the “Exchangeable Notes Indenture” and together with the Secured Notes Indentures, the “Indentures”);

WHEREAS, in accordance with the terms, and subject to the conditions, set forth in the Supplemental Indenture attached hereto as Exhibit B (the “Secured Notes Supplemental Indenture”) and the Supplemental Indenture attached hereto as Exhibit C (the “Exchangeable Notes Supplemental Indenture”, and together, the “Supplemental Indentures”), the Companies propose to amend and supplement the Secured Notes Indenture and the Exchangeable Notes Indenture (collectively, the “Proposed Amendments”) and the Companies intend to seek the consent of the Consenting Noteholders to the Proposed Amendments (the “Consents”) through a consent solicitation process or a demand and dissent process, in each case through the Depository Trust Company (the “Consent Process”);

WHEREAS, if the Companies receive the requisite consents required to effect the Proposed Amendments, it is contemplated that the Supplemental Indentures will be entered into thereafter and the Proposed Amendments will become operative upon the satisfaction of the conditions set forth in the Supplemental Indentures (the “Effective Date”); and

WHEREAS, the Consenting Noteholders beneficially own, as of the date hereof, the aggregate principal amount of Notes set forth below its name on the signature page hereto (which collectively represents approximately 75.58% of the aggregate principal amount of the Secured Notes and approximately 76.76% of the aggregate principal amount of the Exchangeable Notes), and each Consenting Noteholder is hereby willing to provide the Consents in accordance with the conditions set forth in this Agreement and the Supplemental Indentures.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Conditions to Agreement Effectiveness. This Agreement, and the rights and obligations of the Parties hereunder, shall become effective and binding upon each of the Parties immediately upon the first date (such date, the “Agreement Effective Date”) on which (i) counsel to each of the Parties has received duly executed counterpart signature pages to this Agreement from (a) each of the Companies and (b) the Consenting Noteholders, (ii) the Consenting Noteholders’ Counsel Fees and Expenses (as defined below) incurred through the date hereof have been paid in full, (iii) counsel to the Consenting Noteholders has received a duly executed copy of the repurchase agreement in respect of the Repurchase Transactions (as defined in the Supplemental Indentures), (iv) counsel to the Consenting Noteholders has received reasonably satisfactory evidence that the Working Capital Notes Termination (as defined in the Indentures) has occurred, (v) counsel to the Consenting Noteholders has received a duly executed acknowledgement of termination of the Junior Lien Intercreditor Agreement (as defined in the Indentures), (vi) counsel to the Consenting Noteholders has received a duly executed copy of the revolving working capital promissory note by and among Finance of America Reverse LLC and Libman Family Holdings, LLC, dated as of the date hereof, and (vii) the Companies shall have executed and delivered the First Amendment, dated as of the date hereof, to the Pledge and Security Agreement, dated October 31, 2024, by and among the Companies and U.S. Bank Trust Company, National Association, as collateral trustee (the “PSA Amendment”) and the liens granted thereunder shall be perfected in accordance with its terms.

Section 2. Definitive Documents. The documents, instruments and agreements governing the Proposed Amendments (collectively, the “Definitive Documents”) shall include the Supplemental Indentures attached hereto as Exhibit B and Exhibit C. The Definitive Documents shall contain terms, conditions, representations, warranties, and covenants consistent with the terms of this Agreement and, except where otherwise specified in this Agreement or agreed to in writing by the Parties, shall otherwise be in form and substance acceptable to the Companies and the Consenting Noteholders; provided that the Parties agree that the forms of the Definitive Documents attached hereto are in form and substance acceptable to the Companies and the Consenting Noteholders.

Section 3. Definitive Documents. The Definitive Documents attached hereto are fully incorporated by reference herein and are made a part of this Agreement as if fully set forth herein, and all references to this Agreement shall include and incorporate all such Definitive Documents; provided, however, to the extent that there is a conflict between this Agreement and the Definitive Documents, the terms and provisions of the Definitive Documents shall govern. Neither this Agreement nor the Definitive Documents attached hereto, nor any provision hereof or thereof, may be modified, waived, amended, or supplemented, except in accordance with Section 15 hereof.

Section 4. Agreements of the Parties.

(a) Agreements of the Consenting Noteholders. During the period commencing as of the Agreement Effective Date until the termination of this Agreement (the “Agreement Effective Period”), and subject to the terms and conditions contained in this Agreement and the Definitive Documents, each Consenting Noteholder, severally and not jointly, agrees and covenants:

(1) to take (and cause its Affiliates,1 and direct their respective representatives, agents and employees to take) all commercially reasonable actions reasonably requested by the Companies and necessary to support and achieve the consummation of the Proposed Amendments, within the timeframes outlined herein, including by consenting, voting or exercising any power or rights available to it, in each case, in favor of any matter requiring voting, approval, or action to implement the Proposed Amendments as promptly as practicable after the Agreement Effective Date and in any event prior to the earlier of (x) any expiration date of the Consent Process or (y) within 30 days of the Agreement Effective Date (such date, the “Consent Date”);

(2) that it will not revoke any Consent, subject to the termination of this Agreement pursuant to Section 7, Section 8, Section 9 or Section 10 hereof (for the avoidance of doubt if this Agreement is terminated prior to consummation of the Consent Process, such consents may be revoked at any time after such termination);

[1]

“Affiliates” shall mean with respect to any specified person or entity, any other person or entity directly, or indirectly through one or more intermediaries, controlling or controlled by or under direct or indirect common control with such specified person or entity (for purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by,” and “under common control with”), as used with respect to any person or entity, shall mean the possession, directly or indirectly, of the right or power to direct or cause the direction of the management or policies of such person or entity, whether through the ownership of voting securities, by agreement, or otherwise).

(3) to execute any customary and reasonable document and give any customary and reasonable notice, order, instruction, or direction necessary to support, facilitate, implement, consummate, or otherwise give effect to its agreements hereunder in respect of its Consent and the Consent Process;

(4) that it shall not, directly or indirectly, object to, delay, impede or take (or cause any other person or entity to take) any other action, or refrain from taking any action, that would delay or interfere with, directly or indirectly, in any respect, acceptance or implementation of the Consent Process or the Proposed Amendments;

(5) that it shall not take any actions inconsistent with the terms of this Agreement, the Definitive Documents or the consummation of the Consent Process and the Proposed Amendments and shall take such additional commercially reasonable actions reasonably necessary to effect the agreements contained herein;

(6) to negotiate, finalize and implement the Definitive Documents in good faith and execute and deliver each Definitive Document to which it is required to be a party as contemplated by this Agreement; and

(7) not to sell, transfer, loan, issue, pledge, hypothecate, assign or otherwise encumber or dispose of, directly or indirectly in whole or in part (each, a “Transfer”) any Notes (and cause its Affiliates, other than Affiliates acting as Qualified Marketmakers2 with respect to such Notes, not to), and any purported Transfer of Notes shall be void ab initio and without effect, unless the transferee thereof (x) is a Consenting Noteholder party hereto or an Affiliate of a Consenting Noteholder party hereto that would be bound by the obligations contained herein or (y) prior to the Transfer, agrees to be bound by all of the terms of this Agreement and delivers a Joinder Agreement, at which time the Permitted Transferee shall become a Consenting Noteholder for all purposes hereunder;

provided, for the avoidance of doubt, that no Consenting Noteholder shall be required to take any action under this clause (a) to the extent such action is (x) prohibited by applicable law, rule or governmental regulation or (y) would reasonably be expected to otherwise result in any payment obligations, fees, expenses or liabilities of any kind (other than customary transfer fees incurred in connection with any transfer that complies with clause (7) of this Section 4(a)), except, in the case of this clause (y), to the extent such Consenting Noteholder has received an indemnity from the Companies reasonably satisfactory to it.

[2]

“Qualified Marketmaker” means an entity that (a) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to Claims (or enter with customers into long and short positions in Claims), in its capacity as a dealer or market maker in Claims, (b) is, in fact, regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt), and (c) who disposes of any Claims within 15 days of acquiring such Claims.

(b) Commitments of the Companies. During the Agreement Effective Period, each of the Companies agrees and covenants, subject to its obligations under applicable law and regulations:

(1) to use commercially reasonable efforts to take or cause to be taken all actions reasonably necessary to consummate the Consent Process and the Proposed Amendments on the terms and subject to the conditions set forth in the Definitive Documents;

(2) to take no actions materially inconsistent with this Agreement, the Definitive Documents or the consummation of the Consent Process and the Proposed Amendments and shall take such additional actions reasonably necessary to effect the agreements contained herein;

(3) to not, directly or indirectly, object to, delay, impede or take (or cause any other person or entity to take) any action to interfere with the approval, confirmation, acceptance, implementation or consummation of the Consent Process and the Proposed Amendments;

(4) use commercially reasonable efforts to obtain any regulatory and/or third party approvals necessary to consummate the Consent Process and the Proposed Amendments;

(5) to implement the Definitive Documents in good faith and execute and deliver each Definitive Document to which it is required to be a party; and

(6) to take such other actions that may be reasonably requested by any Consenting Noteholder to facilitate the performance of its obligations described in clause (a) above.

Section 5. Representations and Warranties of Each Party. Each of the Parties severally represents and warrants as to itself only to each of the other Parties hereto that the following statements are true and correct as of the date hereof:

(a) Power and Authority. It is duly organized, validly existing, and in good standing (where such concept is recognized) under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

(b) Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership or similar action on its part.

(c) No Conflicts. The execution, delivery and performance by it of this Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to it or its certificate of incorporation or by-laws (or other organizational documents) or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it is a party.

(d) Governmental Consents. The execution, delivery and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except the New York Stock Exchange, assuming the accuracy of the Consenting Noteholders’ representations in Section 6 hereof.

(e) Binding Obligation. This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(f) No Similar Agreement. Except as expressly provided by this Agreement, it is not party to any transaction support, coordination agreement or similar agreements or arrangement with other Parties to this Agreement that have not been disclosed to all Parties to this Agreement.

Section 6. Additional Representations and Warranties of the Consenting Noteholders. Each of the Consenting Noteholders severally represents and warrants as to itself only to each of the other Parties hereto that the following statements are true and correct as of the date hereof (or as of the date such Consenting Noteholder becomes a party hereto):

(a) Ownership and Voting and Consent Authority of the Notes.

(1) (i) Such Consenting Noteholder, as of the date hereof, beneficially owns the aggregate principal amount of Notes set forth below such Consenting Noteholder’s name on the signature page hereto or its Joinder Agreement, as applicable, and has, with respect to the beneficial owner(s) of the principal amount of such Notes set forth under such Consenting Noteholder’s name on the signature page hereto or its Joinder Agreement, as applicable, (x) sole investment or voting discretion, (y) full power and authority to vote on and consent to matters concerning such Notes, and (z) full power and authority to bind or act on the behalf of such beneficial owner(s).

(2) Other than the aggregate principal amount of Notes set forth below such Consenting Noteholder’s name on the signature page hereto or its Joinder Agreement, as applicable, such Consenting Noteholder and its Affiliates do not (i) own any other Notes or (ii) have investment or voting discretion with respect to any other Notes.

(3) The aggregate principal amount of Notes set forth below such Consenting Noteholder’s name on the signature page hereto or its Joinder Agreement, as applicable, are, and any Additional Notes (defined below) acquired by the Consenting Noteholder or its Affiliates following the Agreement Effective Date, in each case, shall be, free and clear of any pledge, security interest, claim, lien, voting restriction, right of first refusal, pledge limitation or other encumbrance of any kind.

(b) Securities Act. Such Consenting Noteholder is either (1) a qualified institutional buyer as defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”) or (2) a non-U.S. person under Regulation S under the Securities Act, and (ii) has acquired any securities of the Companies in connection with the Exchange Offer for investment and not with a view to distribution or resale in violation of the Securities Act.

Section 7. Termination of Obligations by Consenting Noteholders. Upon the occurrence of a Consenting Noteholder Termination Event (as defined below), this Agreement may be terminated by, and such termination shall be effective upon, delivery of a written notice (which may be by email) from the Consenting Noteholders that hold, in the aggregate, at least 50.1% of outstanding principal amount of Notes held by all Consenting Noteholders, which must include the affirmative consent of each of Brigade Capital Management LP, Anchorage Capital Advisors, L.P., and Beach Point Capital Management LP (collectively, the “Required Consenting Noteholders”), in accordance with Section 18 below to the other Parties and the obligations of each of the Parties hereunder shall thereupon terminate and be of no further force or effect with respect to each Party; provided that for purposes of determining whether the Required Consenting Noteholder conditions have been satisfied, any Consenting Noteholder whose own actions give rise to the relevant breach shall not be included or required for such purposes. “Consenting Noteholder Termination Event” means:

(a) if any of the Companies breaches in any material respect any of its obligations, representations, warranties, or covenants contained in this Agreement, which breach remains uncured for a period of three (3) business days from the date such breaching Company or Companies, as applicable, receives a written notice of such breach from the Required Consenting Noteholders;

(b) the Companies shall have publicly announced their intention to terminate the Consent Process;

(c) the Effective Date shall not have occurred on or before February 28, 2026 (the “Outside Date”);

(d) any Definitive Document is inconsistent in any material respect with the terms and conditions set forth in this Agreement, which has not been reversed or cured within one (1) business day after the Companies receive written notice from the Consenting Noteholders;

(e) the Companies shall have failed to timely pay the Consenting Noteholders’ Counsel Fees and Expenses;

(f) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order making illegal or otherwise enjoining, preventing, or prohibiting the consummation of any material portion of the Consent Process;

(g) the occurrence of any Event of Default under the Indentures that is not subject to forbearance or waiver or that is not otherwise cured prior to the termination of this Agreement;

(h) any of the Companies initiate or commence voluntary cases under the United States Bankruptcy Code or any other insolvency proceeding (whether in the United States or otherwise) or an order for relief is entered in connection with any involuntary proceeding filed against any of the Companies; and

(i) any of the Companies shall have issued a notice purporting to terminate this Agreement pursuant to Section 8.

At any time after a Termination Event has occurred, the Required Consenting Noteholders may waive the occurrence of the Termination Event. No such waiver of a Termination Event shall affect any subsequent Termination Event or impair any right consequent thereon and such Consenting Noteholders shall have no liability to the other Parties or each other in respect of any termination of this Agreement in accordance with the terms hereof. Notwithstanding anything to the contrary herein, no Consenting Noteholder may terminate this Agreement pursuant to this Section 7 (or count towards the vote of the Required Consenting Noteholders needed to terminate this Agreement) if said terminating Consenting Noteholder (or Consenting Noteholders) failed to perform or comply in all material respects with the terms and conditions of this Agreement, with such failure to perform or comply causing, or resulting in, the occurrence of the Termination Event specified herein.

Section 8. Termination of Obligations by the Companies. Upon the occurrence of a Company Termination Event (as defined below), this Agreement may be terminated by delivery of a written notice in accordance with Section 18 below by the Companies (or either of them) to the other Parties and the obligations of each of the Parties hereunder shall thereupon terminate and be of no further force or effect with respect to each Party. “Company Termination Event” means:

(a) if any Consenting Noteholder breaches in any material respect any of their obligations, representations, warranties, or covenants contained in this Agreement, which breach remains uncured for a period of ten (10) days from the date counsel to the Consenting Noteholders receives a written notice of such breach from the Companies;

(b) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling or order making illegal or otherwise enjoining, preventing, or prohibiting the consummation of any material portion of the Consent Process; or

(c) the Effective Date shall not have occurred on or before the Outside Date.

At any time after a Company Termination Event has occurred, the Companies (or either of them) in their sole discretion may waive the occurrence of the Company Termination Event. No such waiver shall affect any Consenting Noteholder’s rights with respect to any Termination Event or the Companies’ rights with respect to any subsequent Company Termination Event or impair any right consequent thereon and the Companies shall have no liability to the other Parties or each other in respect of any termination of this Agreement in accordance with the terms hereof. Notwithstanding anything to the contrary herein, no Company may terminate this Agreement pursuant to this Section 8 if any Company (or Companies) failed to perform or comply in all material respects with the terms and conditions of this Agreement, with such failure to perform or comply causing, or resulting in, the occurrence of the Termination Event specified herein.

Section 9. Automatic Termination. This Agreement shall automatically terminate without any further required action or notice upon entry into the Definitive Documents by all parties thereto and the obligations of each of the Parties hereunder shall thereupon terminate and be of no further force or effect with respect to each Party.

Section 10. Termination by Mutual Consent. This Agreement may be terminated at any time prior to entry into the Definitive Documents by the parties thereto by mutual written consent of the Companies and the Required Consenting Noteholders.

Section 11. Specific Performance. Each Party hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other Parties to sustain damages for which such Parties would not have an adequate remedy at law for money damages, and therefore each Party hereto agrees that in the event of any such breach the other Parties shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which such Parties may be entitled, at law or in equity.

Section 12. Additional Notes. This Agreement shall in no way be construed to preclude the Consenting Noteholders or its Affiliates from acquiring additional Notes (“Additional Notes”), provided however, that (i) if a Consenting Noteholder or its Affiliates acquires Additional Notes after executing this Agreement, the acquiring Consenting Noteholder or its Affiliate, as applicable, shall notify counsel to the Companies of such acquisition within two (2) business days after the closing of such trade, and (ii) any such Additional Notes shall automatically and immediately upon acquisition by a Consenting Noteholder or its Affiliates be deemed to be subject to all of the terms of this Agreement whether or not notice of such acquisition is given to the Companies; provided further, that any Additional Notes acquired by any Affiliate of a Consenting Noteholder acting in its capacity as a Qualified Marketmaker shall not be required to be subject to the terms hereof to the extent that such Affiliate disposes of such Additional Notes within (15) calendar days of acquisition thereof. Any Additional Notes held by an Affiliate that is a Qualified Marketmaker after (15) calendar days from the date of initial acquisition of such Additional Notes shall be automatically and immediately deemed subject to the terms of this Agreement.

Section 13. Cooperation and Support. The Parties shall cause each of their subsidiaries and controlled Affiliates to cooperate with each other in respect of all matters concerning the implementation and consummation of the transactions contemplated hereby. Furthermore, subject to the terms of this Agreement, each of the Parties shall cause each of their subsidiaries and Affiliates to take such action (including executing and delivering any other agreements and making and filing any required regulatory filings) as may be reasonably necessary to carry out the purposes and intent of this Agreement and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement. Notwithstanding anything to the contrary in this Section 13, to the extent that any Consenting Noteholder lacks authority to bind its controlled Affiliates, this Section 13 shall not require such Consenting Noteholder to bind such controlled Affiliates; provided that such Consenting Noteholder shall take all commercially reasonable steps reasonably requested by the Company Parties to attempt to secure the cooperation of any such Affiliates.

Section 14. Acknowledgement. Notwithstanding any other provision herein, this Agreement is not and shall not be deemed to be an offer with respect to any securities.

Section 15. Amendments. This Agreement may not be modified, amended or supplemented except in a writing signed by the Companies and the Required Consenting Noteholders; provided, however, that any such modification, amendment or supplement that relates solely to a specific Consenting Noteholder and does not adversely affect any other Consenting Noteholder shall require only a writing signed by the Companies and such specific Consenting Noteholder.

Section 16. No Waiver. The failure of any Party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other Party hereto with its obligations hereunder, and any custom or practice of the Parties at variance with the terms hereof, shall not constitute a waiver by such Party of its right to exercise any such or other right, power or remedy or to demand such compliance.

Section 17. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, the Parties irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York, located in the Borough of Manhattan, and by execution and delivery of this Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 18. Notices. All demands, notices, requests, consents, and communications hereunder shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile or e-mail (and confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following parties:

(a) if to the Companies, to:

c/o Finance of America Funding LLC

5830 Granite Parkway

Suits 400, Plano, TX 75024

Telephone: [****]

Attention: Lauren Richmond, Chief Legal Officer & General Counsel

with copies (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Telephone: (212) 455-2000

Attention: Marisa Stavenas

and

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

Telephone: (202) 636-5500

Attention: William R. Golden

(b) if to the Consenting Noteholders, to:

(i) such Consenting Noteholders at the address shown for each such member on the applicable signature page hereto or to the attention of the person who has signed this Agreement on behalf of such Consenting Noteholder, with copies (which shall not constitute notice) to:

Sidley Austin LLP

787 7th Ave

New York, New York 10019

Telephone: (212) 839-5300

Attention: Neil E. Horner

Section 19. Expenses of the Consenting Noteholders. The Companies hereby agree to pay the reasonable and documented fees and expenses of Sidley Austin LLP as counsel to the Consenting Noteholders (“Consenting Noteholders’ Counsel” and, such fees and expenses, the “Consenting Noteholders’ Counsel Fees and Expenses”) in connection with this Agreement, the Consent and the transactions contemplated hereby in accordance with the terms of that certain fee letter dated as of July 29, 2025 among Sidley Austin LLP and FOA Equity Capital (the “Sidley Fee Letter”). For the avoidance of doubt, to the extent of any conflicts between the Sidley Fee Letter and this Section 19, the Sidley Fee Letter shall govern.

Section 20. Entire Agreement. This Agreement (together with the exhibits hereto) constitutes the entire understanding and agreement among the Parties with regard to the subject matter hereof, and supersedes all prior agreements with respect thereto other than the Sidley Fee Letter and any confidentiality agreement or non-disclosure agreement executed by any Consenting Noteholder on one hand and FOA Equity Capital on the other hand.

Section 21. Headings. The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

Section 22. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of each of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives.

Section 23. Several, Not Joint, Obligations. The agreements, representations and obligations of the Parties (including, for the avoidance of doubt, each Consenting Noteholder) under this Agreement are, in all respects, several and not joint.

Section 24. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

Section 25. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement. Delivery of an executed signature page of this Agreement by email shall be effective as delivery of a manually executed signature page of this Agreement. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 26. No Third-Party Beneficiaries. This Agreement shall be solely for the benefit of the Parties hereto, and no other person or entity shall be a third party beneficiary hereof.

Section 27. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 28. Additional Parties. Without in any way limiting the provisions hereof, additional holders of Notes may elect to become Parties by executing and delivering to the Companies an executed Joinder Agreement. Such additional holders shall become a party to this Agreement as a Consenting Noteholder in accordance with the terms of this Agreement.

Section 29. Public Disclosure. Each of the Consenting Noteholders hereby consents to the disclosure of this Agreement by the Companies or the Companies’ direct or indirect parent entity, Finance of America Companies Inc. (“Parent”) and consents to the inclusion of such disclosure in any filings by the Companies or Parent with the Securities and Exchange Commission (the “SEC”) or as required by law or regulation; provided that it is expressly understood by the Parties that none of the Consenting Noteholders consent to any disclosure of their individual holdings of the Notes and the Companies hereby agree to keep such information confidential, unless such disclosure is required by applicable law or regulations of any applicable stock exchange or governmental authority (each, an “Authority”), in which case, the Companies shall (x) provide each of the Consenting Noteholders with advance notice of the intent to disclose and provide such Consenting Noteholders with the reasonable opportunity to review and comment on the proposed disclosure to be provided by the Companies (if permitted by the applicable Authority), (y) only disclose such information as is required to be disclosed by the applicable Authority and (z) to the extent this Agreement will be filed publicly with the SEC by the Companies, the Companies shall either (i) file with the SEC a form of this Agreement that does not include the individual holdings of the Consenting Noteholders in lieu of filing an executed version or (ii) use commercially reasonable efforts to obtain confidential treatment with respect to the individual holdings of the Consenting Noteholders included in this Agreement at or prior to filing the executed version of this Agreement with the SEC. The Companies shall provide drafts of any press release announcing any transaction related to the Consent Process to the Consenting Noteholders’ Counsel at least one (1) calendar day prior to the issuance of any such press release.

Section 30. Email Consents. Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement, including a written approval by the Companies or the Required Consenting Noteholders, such written consent, acceptance, approval, or waiver shall be deemed to have occurred if, by agreement between counsel to the Parties submitting and receiving such consent, acceptance, approval, or waiver, it is conveyed in writing (including electronic mail) between each such counsel without representations or warranties of any kind on behalf of such counsel.

(a) Relationship Among Parties.

(1) Notwithstanding anything to the contrary herein, the duties and obligations of the Consenting Noteholders under this Agreement shall be several, and neither joint nor joint and several. None of the Consenting Noteholders shall have by virtue of this Agreement any fiduciary duty or any other duty of trust or confidence in any form to each other, any Consenting Noteholder, any Company or Affiliate thereof, or any of the Companies’ or their respective affiliates’ creditors or other stakeholders. None of the Consenting Noteholders shall have by virtue of this Agreement any duties or responsibilities to each other, any Consenting Noteholder, any Company or Affiliate thereof, or any of the Companies’ or their respective affiliates’ creditors or other stakeholders, and there are no commitments among or between the Consenting Noteholders, except as expressly set forth in this Agreement. It is understood and agreed that any Consenting Noteholder may trade in any debt or equity securities of any Companies without the consent of the Companies or any other Consenting Noteholder, subject to applicable securities laws, the terms of any non-disclosure agreement with the Companies, the terms of this Agreement, and the terms of the Definitive Documents. No prior history, pattern or practice of sharing confidences among or between any of the Consenting Noteholders, and/or the Companies shall in any way affect or negate this understanding and agreement. The Parties acknowledge that this Agreement does not constitute an agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any securities of any of the Companies and shall not be deemed, as a result of its entering into and performing its obligations under this Agreement, to constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act or Rule 13d-5 promulgated thereunder. For the avoidance of doubt: (1) each Consenting Noteholder is entering into this Agreement directly with the Companies and not with any other Consenting Noteholder, (2) no other Consenting Noteholder shall have any right to bring any action against any other Consenting Noteholder with respect this Agreement (or any breach thereof), other than in accordance with this Agreement, and (3) no Consenting Noteholder shall, nor shall any action taken by a Consenting Noteholder pursuant to this Agreement, be deemed to be acting in concert or as any group with any other Consenting Noteholder with respect to the obligations under this Agreement, nor shall this Agreement create a presumption that the Consenting Noteholders are in any way acting as a group. All rights under this Agreement are separately granted to each Consenting Noteholders by the Companies and vice versa, and the use of a single document is for the convenience of the Parties. Each Party’s decision to commit to enter into the transactions contemplated by this Agreement has been made independently and is based upon its own business judgment.

(2) The Companies understand that the Consenting Noteholders are engaged in a wide range of financial services and businesses, and, in furtherance of the foregoing, the Companies acknowledge and agree that, subject to the express terms hereof, the obligations set forth in this Agreement shall only apply to the trading desk(s) and/or business group(s) of the Consenting Noteholders that principally manage and/or supervise the Consenting Noteholders’ investment in the Companies, and shall not apply to any other trading desk or business group of the Consenting Noteholders so long as they are not acting at the direction or for the benefit of such Consenting Noteholders and so long as confidentiality is maintained consistent with any applicable confidentiality agreement.

Section 31. Interpretation. This Agreement is the product of negotiations among the Parties, and the enforcement or interpretation of this Agreement is to be interpreted in a neutral manner; and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement or any portion of this Agreement, shall not be effective in regard to the interpretation of this Agreement.

Section 32. Tax Treatment. The Parties agree that the Repurchase Transactions (as defined in the Supplemental Indentures) will not result in a taxable distribution under Section 305 of the Internal Revenue Code of 1986 on the Exchangeable Notes or the convertible notes purchased pursuant to those certain convertible note purchase agreements dated August 4, 2025 by and between Parent and the purchasers listed in Schedule A thereto for U.S. federal income tax purposes. Except as required (a) pursuant to a “determination” (within the meaning of Section 1313(a) of the Internal Revenue Code of 1986) by any taxing authority, or (b) due to an amendment to, or a change in official interpretation of, the Code, Treasury Regulations promulgated thereunder, or administrative guidance, each party agrees to the treatment described in the preceding sentence for all U.S. federal, state, and local income tax purposes (including, without limitation, on any and all filings with any U.S. federal, state, or local taxing authority) and agrees not to take any action inconsistent with such treatment.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

FINANCE OF AMERICA FUNDING LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Executive Officer

FINANCE OF AMERICA EQUITY CAPITAL LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Executive Officer

FINANCE OF AMERICA HOLDINGS LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Administrative Officer

INCENTER LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Administrative Officer

FINANCE OF AMERICA MORTGAGE LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Administrative Officer

SIGNATURE PAGE TO CONSENT SUPPORT AGREEMENT

FINANCE OF AMERICA REVERSE LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Administrative Officer

MM RISK RETENTION LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Administrative Officer

SIGNATURE PAGE TO CONSENT SUPPORT AGREEMENT

[Signature pages of Consenting Noteholders on file with the Registrant.]

SIGNATURE PAGE TO CONSENT SUPPORT AGREEMENT

Exhibit A

Form of Joinder Agreement

FORM OF JOINDER AGREEMENT FOR CONSENTING NOTEHOLDERS

This Joinder Agreement to Consent Support Agreement, dated as of August 4, 2025 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among the Company and the Consenting Noteholders is executed and delivered by [•] (the “Joining Party”) as of [     ], 2025. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I (as the same has been or may be hereafter amended, restated or otherwise modified from time to time in accordance with the provisions thereof). The Joining Party shall hereafter be deemed to be a “Consenting Noteholder” and a “Party” for all purposes under the Agreement and with respect to any and all Claims held by such Joining Party.

2. Representations and Warranties. With respect to the aggregate principal amount of 2025 Unsecured Notes, in each case, set forth below its name on the signature page hereto, the Joining Party hereby makes the representations and warranties of the Consenting Noteholders set forth in Section 5 and Section 6 of the Agreement to each other Party to the Agreement.

3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, the Parties irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York, located in the Borough of Manhattan, and by execution and delivery of this Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4. Counterparts. Delivery of an executed signature page of this Agreement by email shall be effective as delivery of a manually executed signature page of this Agreement. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

(Signature Page Follows)

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

Consenting Noteholder

[     ]

By:
Name:
Title:

Principal Amount of Senior Secured Notes: $

Principal Amount of Exchangeable Notes: $

Notice Address:

Attention:

E-mail:

SIGNATURE PAGE TO JOINDER TO EXCHANGE SUPPORT AGREEMENT

Exhibit B

Secured Notes Supplemental Indenture

Exhibit B

FIRST SUPPLEMENTAL INDENTURE

This FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of [•], 2025, is among Finance of America Funding LLC, a Delaware limited liability company (the “Issuer”), Finance of America Equity Capital LLC, a Delaware limited liability company (the “Parent Guarantor”), the other guarantors party hereto (and together with the Parent Guarantor, the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and as collateral trustee (in such capacity, the “Collateral Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer, the Guarantors and Finance of America Companies Inc. (“FoA America”) (solely for Section 6.03 thereto) have heretofore executed and delivered to the Trustee and the Collateral Trustee an indenture, dated as of October 31, 2024 (the “Indenture”), providing for the issuance of the Issuer’s 7.875% Senior Secured Notes due 2026 (the “Notes”);

WHEREAS, pursuant to Section 9.02 of the Indenture, subject to certain exceptions specified therein, the Issuer, the Guarantors, the Trustee and the Collateral Trustee may amend or supplement, or waive compliance with any provision of, the Indenture, the Notes and the Guarantees with the consent of the Holders of at least a majority in principal amount of all the Notes then outstanding, other than Notes beneficially owned by the Issuer or its Affiliates (excluding any Debt Fund Affiliate; provided that the aggregate amount of Notes held by any Debt Fund Affiliate shall be deemed to be not outstanding to the extent in excess of 49.9% of the amount required for all purposes of calculating whether the Holders of a majority in principal amount of the outstanding Notes have taken any actions);

WHEREAS, (i) the Issuer and the Guarantors have received the consent of the Holders of a majority in principal amount of the outstanding Notes, other than Notes beneficially owned by the Issuer or its Affiliates (excluding any Debt Fund Affiliate; provided that the aggregate amount of Notes held by any Debt Fund Affiliate shall be deemed to be not outstanding to the extent in excess of 49.9% of the amount required for all purposes of calculating whether the Holders of a majority in principal amount of the outstanding Notes have taken any actions), to the amendments and waivers to the Indenture provided for in Article 2 of this First Supplemental Indenture (the “Amendments”), reasonably satisfactory evidence of which has been delivered to the Trustee and the Collateral Trustee; (ii) the Issuer and the Guarantors have delivered to the Trustee and the Collateral Trustee simultaneously with the execution and delivery of this First Supplemental Indenture an Officer’s Certificate and Opinion of Counsel as contemplated by Section 9.05, Section 13.03 and Section 13.04 of the Indenture; and (iii) the Issuer and the Guarantors have satisfied all other conditions required under Article 9 of the Indenture to enable the Issuer, the Guarantors, the Trustee and the Collateral Trustee to enter into this First Supplemental Indenture; and

WHEREAS, pursuant to Sections 9.02 and 9.05 of the Indenture, the Trustee and the Collateral Trustee are authorized to execute and deliver this First Supplemental Indenture to amend and supplement the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of all Holders, as follows:

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01 For purposes of this First Supplemental Indenture, the terms defined in the recitals shall have the meanings therein specified; any capitalized terms used and not defined herein shall have the same respective meanings as assigned to them in the Indenture; and references to Articles or Sections shall, unless the context indicates otherwise, be references to Articles or Sections of the Indenture.

SECTION 1.02 Any definitions used exclusively in the provisions of the Indenture or the Notes that are deleted pursuant to the amendments to the Indenture as set forth in this First Supplemental Indenture, and any definitions used exclusively within such definitions, are hereby deleted in their entirety from the Indenture and the Notes, and all textual references in the Indenture and the Notes exclusively relating to paragraphs, Sections, Articles or other terms or provisions of the Indenture that have been otherwise deleted pursuant to this First Supplemental Indenture are hereby deleted in their entirety. The words “herein,” “hereof” and “hereby” and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE 2

AMENDMENTS TO THE INDENTURE

SECTION 2.01 Section 1.01 of the Indenture is hereby amended as follows:

(a) by adding the following definitions, in applicable alphabetical order, as follows:

““Extendable Notes” means the aggregate principal amount of Notes equal to (x) the aggregate principal amount of Notes outstanding on the Scheduled Maturity Date minus (y) $60.0 million, which Extendable Notes, for the avoidance of doubt, may have their maturity date extended to the Extended Maturity Date, at the Issuer’s election, in accordance with Section 2.02.”

““HECM” means a home equity conversion mortgage originated in accordance with the Federal Housing Administration’s reverse mortgage program.”

““HMSR Instrument” shall have the meaning given to “HMSR Instrument” in the Pledge and Security Agreement.”

““HMSRs” means mortgage servicing rights of FOA Reverse or any of its Affiliates relating to HECMs pooled into Ginnie Mae HECM Mortgage-Backed Securities.”

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““Non-Extendable Notes” means the aggregate principal amount of Notes equal to $60.0 million, which will mature on the Scheduled Maturity Date, and, for the avoidance of doubt, the maturity date of the Non-Extendable Notes may not be extended to the Extended Maturity Date in accordance with Section 2.02.”

““Repurchase Transactions” means the transactions contemplated by and in accordance with the terms set forth in that certain Repurchase Agreement by and between FoA America, the Parent Guarantor and the seller entities listed on Schedule A thereto, dated as of August 4, 2025 (the “Repurchase Agreement”), including the repurchase of equity interests in FoA America and/or Parent Guarantor from the seller parties thereto by FoA America and/or one or more of its Subsidiaries (the “Equity Repurchases”), as such Repurchase Agreement may be amended or modified from time to time so long as (i) any such amendment or modification satisfies each of the requirements of Section 4.11(a) of this Indenture (whether or not such requirements would otherwise apply and without regard to either of the dollar thresholds set forth therein), and (ii) the “Purchase Price” (as defined in the Repurchase Agreement on such date) shall not exceed $10.50 per unit of Parent Guarantor or per share of Class A Common Stock of FoA America, $0.00 per share of Class B Common Stock of FoA America and $0.00 per “Earnout Right” (as such term is defined in the Repurchase Agreement on such date) (appropriately adjusted for any change in the number of outstanding shares as a result of any split, multiplication, reclassification or otherwise after such date).”

(b) by replacing the definition of “Pledge and Security Agreement” in its entirety with a new definition which shall read as follows:

““Pledge and Security Agreement” means the Pledge and Security Agreement, dated as of October 31, 2024, among the grantors identified therein, each of the other grantors from time to time party thereto and the Collateral Trustee, as amended by that certain First Amendment, dated as of August 4, 2025 and as further amended, restated or modified from time to time as permitted thereby.”

(c) by replacing the definition of “Permanent Collateral” in its entirety with a new definition which shall read as follows:

““Permanent Collateral” has the meaning given to “Permanent Pledged Collateral” in the Pledge and Security Agreement, taking into account any collateral added or released from time to time in accordance with the Pledge and Security Agreement and the Indenture, as applicable.”

SECTION 2.02 Section 2.02 of the Indenture is hereby amended by adding new clauses (e) and (f) at the end thereof which shall read as follows:

“(e) Notwithstanding anything else set forth in this Section 2.02 or the Indenture, the Issuer hereby irrevocably waives its right to extend the maturity of the Non-Extendable Notes, which Notes shall in all cases mature on the Scheduled Maturity Date, and shall not be deemed “Notes outstanding” for purposes of clauses (b) (including with respect to the Extension Fee), (c) or (d) hereof.”

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“(f) If the Issuer provides an Extension Notice in accordance with clause (b) above, the selection of the Notes that constitute Non-Extendable Notes will be made in accordance with the Applicable Procedures, in the same manner as Section 3.09(e), as if such payment of the Non-Extendable Notes on the Scheduled Maturity Date were a partial redemption thereof.”

SECTION 2.03 The Indenture is hereby amended by replacing clause (ix) of Section 4.07(b) of the Indenture in its entirety with a new clause (ix) which shall read as follows:

“(ix) Restricted Payments to pay the purchase price for the Equity Repurchase in an amount not to exceed $45.0 million in the aggregate; provided that no such Restricted Payment may be made at a time when a Default or Event of Default has occurred and is continuing;”

SECTION 2.04 Section 4.11(b) of the Indenture is hereby amended by (a) deleting the “and” at the end of clause (xxv), (b) replacing the “.” at the end of clause (xxvi) with “; and” and (c) adding a new clause (xxvii) which shall read as follows:

“(xxvii) the Repurchase Transactions; provided that no such Repurchase Transactions may be consummated at a time when a Default or Event of Default has occurred and is continuing.”

SECTION 2.05 The Indenture is hereby amended by adding a new Section 4.21 which shall read as follows and the corresponding change shall be made to the Table of Contents of the Indenture:

“Section 4.21. HMSR Instruments Proceeds Application. If the Issuer or any Subsidiary of the Issuer that holds any HMSR Instrument, directly or indirectly, sells, pledges, disposes, finances or otherwise monetizes all or any portion of such HMSR Instrument (an “HMSR Instrument Monetization”), the aggregate net proceeds that are allocable to such HMSR Instrument Monetization shall be applied in accordance with Section 4.17 as if such proceeds were Collateral Net Cash Proceeds. Notwithstanding anything to the contrary herein, (i) the Issuer or any Subsidiary of the Issuer shall be permitted to use aggregate net proceeds received in connection with the initial issuance of any debt securities or similar debt obligations that are issued contemporaneously with the initial HMSR Instrument to pay the amounts permitted by Section 4.07(b)(ix), (ii) aggregate net proceeds received in connection with the issuance and sale of debt (including a refinancing) backed by HMSRs held by the Issuer or any Subsidiary of the Issuer shall not constitute HMSR Instrument Monetization so long as the related issued HMSR Instrument is pledged pursuant to the Pledge and Security Agreement and not additionally encumbered, sold or otherwise disposed of and (iii) aggregate net proceeds received by the Issuer or any Subsidiary of the Issuer from the pooling of HECM participations in the ordinary course may be reinvested by the Issuer or any Subsidiary of the Issuer to acquire new HMSRs or originate or acquire new HECMs.”

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SECTION 2.06 The Indenture is hereby amended by adding a new Section 4.22 which shall read as follows and the corresponding change shall be made to the Table of Contents of the Indenture:

“Section 4.22. Transactions Permitted. For the avoidance of doubt, the Repurchase Transactions and the consummation thereof, on the terms and conditions set forth in the Repurchase Agreement as of August 4, 2025 and this Indenture, are permitted under and not prohibited by this Indenture and the Collateral Documents.

SECTION 2.07 The Indenture is hereby amended by adding a new Section 4.23 which shall read as follows and the corresponding change shall be made to the Table of Contents of the Indenture:

“Section 4.23. Tax Treatment of Amendments by First Supplemental Indenture. The parties hereto agree that the changes set forth in the First Supplemental Indenture do not constitute a “significant modification” within the meaning of Treasury Regulations Section 1.1001-3.”

SECTION 2.08 Effective as of the First Supplemental Indenture Date (as defined below), none of the Issuer, the Guarantors, the Trustee, the Collateral Trustee, the Holders or other parties to or beneficiaries of the Indenture shall have any rights, obligations or liabilities under such deleted or modified Sections or subsections and such deleted or modified Sections or subsections shall not be considered in determining whether an Event of Default has occurred or whether the Issuer or a Guarantor has observed, performed or complied with the provisions of the Indenture or any Note.

ARTICLE 3

EFFECTIVENESS

SECTION 3.01

(a) This First Supplemental Indenture shall be effective and the Amendments shall become operative upon the satisfaction of the following conditions (the “First Supplemental Indenture Date”):

(i) the Issuer shall have made the Scheduled Amortization Payment in accordance with Section 2.03 of the Indenture; and

(ii) no Default or Event of Default shall have occurred or is occurring.

(b) Except as amended hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects. From and after the First Supplemental Indenture Date, all references to the Indenture (whether in the Indenture or in any other agreements, documents or instruments) shall be deemed to be references to the Indenture as amended and supplemented by this First Supplemental Indenture and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

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ARTICLE 4

MISCELLANEOUS

SECTION 4.01 The amendments to the Indenture set forth in this First Supplemental Indenture shall also apply to the Notes, including, without limitation, provisions of the Notes as set forth in the Exhibits to the Indenture.

SECTION 4.02 The terms and conditions of this First Supplemental Indenture shall be deemed to be incorporated in and made a part of the terms and conditions of the Indenture for any and all purposes, and all the terms and conditions of both shall be read, taken and construed together as though they constitute one and the same instrument, except that in the case of conflict, the provisions of this First Supplemental Indenture will control.

SECTION 4.03 All covenants and agreements in this First Supplemental Indenture by the Issuer, the Guarantors, the Trustee or the Collateral Trustee shall bind their respective successors and assigns, whether so expressed or not.

SECTION 4.04 In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 4.05 Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.

SECTION 4.06 The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement. This First Supplemental Indenture may be executed in multiple counterparts which, when taken together, shall constitute one instrument. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “execution,” “signed,” “signature,” and words of similar import in this First Supplemental Indenture shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001-7006), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Trustee is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by such Trustee pursuant to procedures approved by such Trustee.

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SECTION 4.07 THIS FIRST SUPPLEMENTAL INDENTURE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.08 Neither the Trustee nor the Collateral Trustee shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Issuer.

SECTION 4.09 The Section headings herein are for convenience only and shall not affect the construction thereof.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, all as of the date first above written.

FINANCE OF AMERICA FUNDING LLC, as Issuer

By:
Name:
Title:

FINANCE OF AMERICA EQUITY CAPITAL LLC, as Parent Guarantor

By:
Name:
Title:

FINANCE OF AMERICA HOLDINGS LLC
FINANCE OF AMERICA MORTGAGE LLC
FINANCE OF AMERICA REVERSE LLC
INCENTER LLC
MM RISK RETENTION LLC, as Subsidiary Guarantors

By:
Name:
Title:

[Signature Page to First Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

[Signature Page to First Supplemental Indenture]

Exhibit C

Exchangeable Notes Supplemental Indenture

Exhibit C

FIRST SUPPLEMENTAL INDENTURE

This FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of [•], 2025, is among Finance of America Funding LLC, a Delaware limited liability company (the “Issuer”), Finance of America Equity Capital LLC, a Delaware limited liability company (the “Parent Guarantor”), the other guarantors party hereto (and together with the Parent Guarantor, the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and as collateral trustee (in such capacity, the “Collateral Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer, the Guarantors and Finance of America Companies Inc. (“FoA America”) (solely as to certain provisions specifically identified therein) have heretofore executed and delivered to the Trustee and the Collateral Trustee an indenture, dated as of October 31, 2024 (the “Indenture”), providing for the issuance of the Issuer’s 10.000% Exchangeable Senior Secured Notes due 2029 (the “Notes”);

WHEREAS, pursuant to Section 10.02 of the Indenture, subject to certain exceptions specified therein, the Issuer, the Guarantors, the Trustee and the Collateral Trustee may amend or supplement, or waive compliance with any provision of, the Indenture, the Notes and the Guarantees with the consent of the Holders of at least a majority in principal amount of all the Notes then outstanding, other than Notes beneficially owned by the Issuer or its Affiliates (excluding any Debt Fund Affiliate; provided that the aggregate amount of Notes held by any Debt Fund Affiliate shall be deemed to be not outstanding to the extent in excess of 49.9% of the amount required for all purposes of calculating whether the Holders of a majority in principal amount of the outstanding Notes have taken any actions);

WHEREAS, (i) the Issuer and the Guarantors have received the consent of the Holders of a majority in principal amount of the outstanding Notes, other than Notes beneficially owned by the Issuer or its Affiliates (excluding any Debt Fund Affiliate; provided that the aggregate amount of Notes held by any Debt Fund Affiliate shall be deemed to be not outstanding to the extent in excess of 49.9% of the amount required for all purposes of calculating whether the Holders of a majority in principal amount of the outstanding Notes have taken any actions), to the amendments and waivers to the Indenture provided for in Article 2 of this First Supplemental Indenture (the “Amendments”), reasonably satisfactory evidence of which has been delivered to the Trustee and the Collateral Trustee; (ii) the Issuer and the Guarantors have delivered to the Trustee and the Collateral Trustee simultaneously with the execution and delivery of this First Supplemental Indenture an Officer’s Certificate and Opinion of Counsel as contemplated by Section 10.05, Section 17.03 and Section 17.04 of the Indenture; and (iii) the Issuer and the Guarantors have satisfied all other conditions required under Article 10 of the Indenture to enable the Issuer, the Guarantors, the Trustee and the Collateral Trustee to enter into this First Supplemental Indenture; and

WHEREAS, pursuant to Sections 10.02 and 10.05 of the Indenture, the Trustee and the Collateral Trustee are authorized to execute and deliver this First Supplemental Indenture to amend and supplement the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of all Holders, as follows:

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01 For purposes of this First Supplemental Indenture, the terms defined in the recitals shall have the meanings therein specified; any capitalized terms used and not defined herein shall have the same respective meanings as assigned to them in the Indenture; and references to Articles or Sections shall, unless the context indicates otherwise, be references to Articles or Sections of the Indenture.

SECTION 1.02 Any definitions used exclusively in the provisions of the Indenture or the Notes that are deleted pursuant to the amendments to the Indenture as set forth in this First Supplemental Indenture, and any definitions used exclusively within such definitions, are hereby deleted in their entirety from the Indenture and the Notes, and all textual references in the Indenture and the Notes exclusively relating to paragraphs, Sections, Articles or other terms or provisions of the Indenture that have been otherwise deleted pursuant to this First Supplemental Indenture are hereby deleted in their entirety. The words “herein,” “hereof” and “hereby” and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE 2

AMENDMENTS TO THE INDENTURE

SECTION 2.01 Section 1.01 of the Indenture is hereby amended as follows:

(a) by adding the following definitions, in applicable alphabetical order, as follows:

““HECM” means a home equity conversion mortgage originated in accordance with the Federal Housing Administration’s reverse mortgage program.”

““HMSR Instrument” shall have the meaning given to “HMSR Instrument” in the Pledge and Security Agreement.”

““HMSRs” means mortgage servicing rights of FOA Reverse or any of its Affiliates relating to HECMs pooled into Ginnie Mae HECM Mortgage-Backed Securities.”

““Repurchase Transactions” means the transactions contemplated by and in accordance with the terms set forth in that certain Repurchase Agreement by and between FoA America, the Parent Guarantor and the seller entities listed on Schedule A thereto, dated as of August 4, 2025 (the “Repurchase Agreement”), including the repurchase of equity interests in FoA America and/or Parent

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Guarantor from the seller parties thereto by FoA America and/or one or more of its Subsidiaries (the “Equity Repurchases”), as such Repurchase Agreement may be amended or modified from time to time so long as (i) any such amendment or modification satisfies each of the requirements of Section 4.11(a) of this Indenture (whether or not such requirements would otherwise apply and without regard to either of the dollar thresholds set forth therein), and (ii) the “Purchase Price” (as defined in the Repurchase Agreement on such date) shall not exceed $10.50 per unit of Parent Guarantor or per share of Class A Common Stock of FoA America, $0.00 per share of Class B Common Stock of FoA America and $0.00 per “Earnout Right” (as such term is defined in the Repurchase Agreement on such date) (appropriately adjusted for any change in the number of outstanding shares as a result of any split, multiplication, reclassification or otherwise after such date).”

(b) by replacing the definition of “Pledge and Security Agreement” in its entirety with a new definition which shall read as follows:

““Pledge and Security Agreement” means the Pledge and Security Agreement, dated as of October 31, 2024, among the grantors identified therein, each of the other grantors from time to time party thereto and the Collateral Trustee, as amended by that certain First Amendment, dated as of August 4, 2025 and as further amended, restated or modified from time to time as permitted thereby.”

(c) by replacing the definition of “Permanent Collateral” in its entirety with a new definition which shall read as follows:

““Permanent Collateral” has the meaning given to “Permanent Pledged Collateral” in the Pledge and Security Agreement, taking into account any collateral added or released from time to time in accordance with the Pledge and Security Agreement and the Indenture, as applicable.”

SECTION 2.02 Section 4.07(b) of the Indenture is hereby amended by (a) deleting the “and” at the end of clause (xix), (b) replacing the “.” at the end of clause (xx) with “; and” and (c) adding a new clause (xxi) which shall read as follows:

“(xxi) Restricted Payments to pay the purchase price for the Equity Repurchase in an amount not to exceed $45.0 million in the aggregate; provided that no such Restricted Payment may be made at a time when a Default or Event of Default has occurred and is continuing;”

SECTION 2.03 Section 4.11(b) of the Indenture is hereby amended by (a) deleting the “and” at the end of clause (xxv), (b) replacing the “.” at the end of clause (xxvi) with “; and” and (c) adding a new clause (xxvii) which shall read as follows:

“(xxvii) the Repurchase Transactions; provided that no such Repurchase Transactions may be consummated at a time when a Default or Event of Default has occurred and is continuing.”

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SECTION 2.04 The Indenture is hereby amended by adding a new Section 4.26 which shall read as follows and the corresponding change shall be made to the Table of Contents of the Indenture:

“Section 4.26. HMSR Instruments Proceeds Application. If the Issuer or any Subsidiary of the Issuer that holds any HMSR Instrument, directly or indirectly, sells, pledges, disposes, finances or otherwise monetizes all or any portion of such HMSR Instrument (an “HMSR Instrument Monetization”), the aggregate net proceeds that are allocable to such HMSR Instrument Monetization shall be applied in accordance with Section 4.17 as if such proceeds were Collateral Net Cash Proceeds. Notwithstanding anything to the contrary herein, (i) the Issuer or any Subsidiary of the Issuer shall be permitted to use aggregate net proceeds received in connection with the initial issuance of any debt securities or similar debt obligations that are issued contemporaneously with the initial HMSR Instrument to pay the amounts permitted by Section 4.07(b)(xxi), (ii) aggregate net proceeds received in connection with the issuance and sale of debt (including a refinancing) backed by HMSRs held by the Issuer or any Subsidiary of the Issuer shall not constitute HMSR Instrument Monetization so long as the related issued HMSR Instrument is pledged pursuant to the Pledge and Security Agreement and not additionally encumbered, sold or otherwise disposed of and (iii) aggregate net proceeds received by the Issuer or any Subsidiary of the Issuer from the pooling of HECM participations in the ordinary course may be reinvested by the Issuer or any Subsidiary of the Issuer to acquire new HMSRs or originate or acquire new HECMs.”

SECTION 2.05 The Indenture is hereby amended by adding a new Section 4.27 which shall read as follows and the corresponding change shall be made to the Table of Contents of the Indenture:

“Section 4.27. Transactions Permitted. For the avoidance of doubt, the Repurchase Transactions and the consummation thereof, on the terms and conditions set forth in the Repurchase Agreement as of August 4, 2025 and this Indenture, are permitted under and not prohibited by this Indenture and the Collateral Documents.

SECTION 2.06 The Indenture is hereby amended by adding a new Section 4.28 which shall read as follows and the corresponding change shall be made to the Table of Contents of the Indenture:

“Section 4.28. Tax Treatment of Amendments by First Supplemental Indenture. The parties hereto agree that the changes set forth in the First Supplemental Indenture do not constitute a “significant modification” within the meaning of Treasury Regulations Section 1.1001-3.”

SECTION 2.07 Effective as of the First Supplemental Indenture Date (as defined below), none of the Issuer, the Guarantors, the Trustee, the Collateral Trustee, the Holders or other parties to or beneficiaries of the Indenture shall have any rights, obligations or liabilities under such deleted or modified Sections or subsections and such deleted or modified Sections or subsections shall not be considered in determining whether an Event of Default has occurred or whether the Issuer or a Guarantor has observed, performed or complied with the provisions of the Indenture or any Note.

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ARTICLE 3

EFFECTIVENESS

SECTION 3.01

(a) This First Supplemental Indenture shall be effective and the Amendments shall become operative upon the satisfaction of the following conditions (the “First Supplemental Indenture Date”):

(i) the Issuer shall have made the Scheduled Amortization Payment in accordance with Section 2.03 of the New Senior Secured Notes Indenture; and

(ii) no Default or Event of Default shall have occurred or is occurring.

(b) Except as amended hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects. From and after the First Supplemental Indenture Date, all references to the Indenture (whether in the Indenture or in any other agreements, documents or instruments) shall be deemed to be references to the Indenture as amended and supplemented by this First Supplemental Indenture and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

ARTICLE 4

MISCELLANEOUS

SECTION 4.01 The amendments to the Indenture set forth in this First Supplemental Indenture shall also apply to the Notes, including, without limitation, provisions of the Notes as set forth in the Exhibits to the Indenture.

SECTION 4.02 The terms and conditions of this First Supplemental Indenture shall be deemed to be incorporated in and made a part of the terms and conditions of the Indenture for any and all purposes, and all the terms and conditions of both shall be read, taken and construed together as though they constitute one and the same instrument, except that in the case of conflict, the provisions of this First Supplemental Indenture will control.

SECTION 4.03 All covenants and agreements in this First Supplemental Indenture by the Issuer, the Guarantors, the Trustee or the Collateral Trustee shall bind their respective successors and assigns, whether so expressed or not.

SECTION 4.04 In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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SECTION 4.05 Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.

SECTION 4.06 The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement. This First Supplemental Indenture may be executed in multiple counterparts which, when taken together, shall constitute one instrument. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “execution,” “signed,” “signature,” and words of similar import in this First Supplemental Indenture shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001-7006), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Trustee is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by such Trustee pursuant to procedures approved by such Trustee.

SECTION 4.07 THIS FIRST SUPPLEMENTAL INDENTURE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.08 Neither the Trustee nor the Collateral Trustee shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Issuer.

SECTION 4.09 The Section headings herein are for convenience only and shall not affect the construction thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, all as of the date first above written.

FINANCE OF AMERICA FUNDING LLC, as Issuer

By:
Name:
Title:

FINANCE OF AMERICA EQUITY CAPITAL LLC, as Parent Guarantor

By:
Name:
Title:

FINANCE OF AMERICA HOLDINGS LLC
FINANCE OF AMERICA MORTGAGE LLC
FINANCE OF AMERICA REVERSE LLC
INCENTER LLC
MM RISK RETENTION LLC, as Subsidiary Guarantors

By:
Name:
Title:

[Signature Page to First Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

[Signature Page to First Supplemental Indenture]